SUMMARY PROSPECTUS	January 31, 2016

Provident Trust Strategy Fund
(Ticker Symbol: PROVX)
__________________

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The current statutory Prospectus and Statement of Additional Information (“SAI”) dated January 31, 2016 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.provfunds.com.  You can also get this information at no cost by calling 1-855-739-9950 or by sending an e-mail request to info@provtrust.com.

Investment Objective:  Provident Trust Strategy Fund (the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distributions and/or Sevise (12b-1) fees	None
Other Expenses	0.34%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses(1)	1.03%
Fee Waiver and/or Expense Reimbursement	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.02%

(1)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses, such as AFFE. Without AFFE, the Total Annual Fund Operating Expenses would have been 1.00% for the Fund.

(2)
Provident Trust Company ( the “Adviser”) has contractually agreed to waive its management fee and/or reimburse certain expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed 1.00% of the Fund’s average daily net assets.  The Adviser is entitled to recoup such amounts from the Fund for a period of up to three years from the date the Adviser reduced its compensation and/or assumed expenses.  The expense cap agreement will continue in effect until January 31, 2017, with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.  The Fund may have a Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement higher than 1.00% as a result of AFFE or other expenses that are excluded from the calculation.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$327	$568	$1,259

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests mainly in a limited number of multi-capitalization growth stocks. The Fund is a non-diversified core growth equity fund.  The Fund will compare itself to, and attempt to exceed, the S&P 500® Index over full investment cycles.  Provident Trust Company (the “Adviser”) selects common stocks of all market capitalizations based on their potential to appreciate in value relative to other stocks. When selecting individual stock investments, the Adviser takes a “bottom-up” investment approach, meaning that it selects investments based on its assessment of whether an individual company has the potential for above average growth.  Stock selection criteria include improving revenue and earnings growth, increasing margins, significant stock ownership by management and improving price-to-earnings ratios.  The Adviser generally prefers to invest in large capitalization and medium capitalization stocks but may also invest a portion of the Fund’s portfolio in small capitalization stocks.  The Fund is non-diversified, which means that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer.

The Adviser employs a sell discipline pursuant to which it will:
•	Reduce or sell an entire position when a security reaches the Adviser’s target price,
•	Reduce or sell a position as part of its asset allocation process or for portfolio diversification, or
•	Sell an entire position when fundamentals are deteriorating.

Principal Risks
There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals.

•
Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Asset Allocation Risk: The Fund may allocate its investments among various asset classes. The Fund’s performance will be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests.

•
Non-Diversification Risk:   Because the Fund is non-diversified, the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

•
Large Capitalization Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes as innovative, smaller competitors.  Also, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and small capitalization company stocks may underperform.

•	Management Risk: The Fund is subject to management risk as an actively-managed investment portfolio and depends on the Adviser’s investment strategies to produce the desired results.

•
Recent Market Events: U.S. and international markets have experienced extreme price volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.  As a result, many of the above risks may be increased.  Continuing market problems may have adverse effects on the Fund.

Performance
The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of the S&P 500® Index.  Prior to August 31, 2012, the Adviser served as sub-adviser to the Fund and another investment adviser served as the adviser to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.provfunds.com or by calling 1-855-739-9950.

Provident Trust Strategy Fund
Annual Total Returns (calendar years 2006 – 2015)

During the ten year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	3rd Quarter 2009	13.41%
Worst Quarter	4th Quarter 2008	-14.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2015)	1 Year	5 Years	10 Years
Provident Trust Strategy Fund
Return before taxes	9.45%	9.76%	7.35%
Return after taxes on distributions	7.54%	8.81%	6.77%
Return after taxes on distributions and sale of Fund shares	6.86%	7.71%	5.94%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%

The S&P 500® Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”).  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding).  Stocks may be added or deleted from the Index from time to time.  A direct investment in an index is not possible.

Investment Adviser
Provident Trust Company is the investment adviser for the Fund.

Portfolio Managers
J. Scott Harkness, CFA, has been the Portfolio Manager of the Fund since 2002.  Michael A. Schelble, CFA, has been the Assistant Portfolio Manager of the Fund since 2002.

Purchase and Sale of Fund Shares
The minimum initial investment amount for all new accounts is $1,000. The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.

You may purchase and redeem shares of the Fund each day the NYSE is open. You may purchase and redeem Fund shares through the mail (Provident Trust Strategy Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-855-739-9950, or through a financial intermediary. Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.